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                                                                   Exhibit 99.6

                                    FORM OF

                         NOTICE OF GUARANTEED DELIVERY
                   (Not to be Used for Signature Guarantees)

                                      of

                           Shares of Common Stock of

                           GOLDEN STATE BANCORP INC.

   This form or a facsimile hereof must be used in connection with your election if:

   (a) certificates for shares of common stock of Golden State Bancorp Inc. are not immediately available or cannot be delivered to Citibank, N.A., the Exchange Agent, prior to 5:00 p.m., New York City time, on August 22, 2002 (the "Election Deadline") or

   (b) the procedure for book-entry transfer cannot be completed prior to the Election Deadline.

   This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                            The Exchange Agent is:

                                Citibank, N.A.
               For more information, please call 1-888-250-3985.
                     By Mail:           By Facsimile Transmission:
             (First Class, Registered        (781) 575-4826
                   or Certified)
                                          To Confirm Facsimile
                  Citibank, N.A.              Transmission:
              Attn: Corporate Actions         (For Eligible
                  P.O. Box 43034           Institutions Only)
             Providence, RI 02940-3034       (781) 575-4816

               By Overnight Courier:            By Hand:
              (FedEx, Airborne, UPS,
              DHL, USPS Express Mail)        Citibank, N.A.
                                         c/o Securities Transfer
                  Citibank, N.A.         and Reporting Services,
              Attn: Corporate Actions             Inc.
                40 Campanelli Drive      Attn: Corporate Actions
                Braintree, MA 02184        100 William Street,
                                                Galleria
                                           New York, NY 10038

   Delivery of this instrument to an address other than as set forth above or transmission of this instrument via a facsimile number other than as set forth above does not constitute valid delivery.

   This form is not to be used to guarantee signatures. If a signature on a Form of Election requires a Medallion Signature Guarantee, such Medallion Signature Guarantee must appear in the applicable space provided on the Form of Election.

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Ladies and Gentlemen:

   The undersigned hereby surrenders to Citibank, N.A., the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and related instructions, receipt of which are hereby acknowledged, the number of shares of common stock of Golden State Bancorp Inc. specified below pursuant to the guaranteed delivery procedure set forth below.

(Please type or print)                                   SIGN HERE
Certificate Nos. (if available): ___
                                     --------------------------------------
------------------------------------
                                     --------------------------------------
------------------------------------                   Signature(s)

------------------------------------ Dated: __________________________________________

------------------------------------ [_] Check here if shares will be tendered by book-
                                         entry transfer and fill in the information below:
------------------------------------
                                     The Depository Trust Company
------------------------------------
                                     DTC Account Number: _____________________________
Number of shares: __________________
                                     Transaction Code Number: ________________________
------------------------------------
              Name(s)

------------------------------------
              Address

------------------------------------

------------------------------------
Area Code(s) and Telephone Number(s)

                         GUARANTEED DELIVERY PROCEDURE

   In order for an election to be effective, Citibank, N.A., the Exchange Agent, must receive a properly completed and duly executed Form of Election, accompanied by certificates representing shares of common stock of Golden State Bancorp Inc. currently held by you, a confirmation evidencing the transfer of all GSB shares tendered by book-entry transfer, or a proper guarantee of delivery (as described below), no later than 5:00 P.M., New York City time, on the Election Deadline (as described above). Persons whose certificates are not immediately available or the tendering of whose GSB Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Form of Election (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by having a Guarantee of Delivery properly completed and duly executed by the Election Deadline by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (subject to the condition that the certificates (or a confirmation evidencing the transfer of all GSB Shares tendered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the date that is two business days after the Election Deadline (the "Guaranteed Delivery Deadline")).

   If the Exchange Agent does not receive a properly completed and duly executed Form of Election, accompanied by all stock certificates (or a confirmation evidencing the transfer of all GSB Shares tendered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates (or a confirmation evidencing the transfer of all GSB Shares tendered by book-entry transfer) are received by the Exchange Agent by the Guaranteed Delivery Deadline), the stockholder's shares of Golden State common stock will be treated as if no election was made with respect to them.

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                              DELIVERY GUARANTEE
                  (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

   THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION", AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, (OR THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION (OR A FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.

   The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election and certificates representing shares of Golden State common stock to the Exchange Agent (or a confirmation evidencing the transfer of all GSB Shares tendered by book-entry transfer) within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

      Authorized Signature: _________________________________________________

      Name: _________________________________________________________________
             (Please Print)

      Title: ________________________________________________________________

      Name of Firm: _________________________________________________________

      Address: ______________________________________________________________

       --------------------------------------------------------
       (Including Zip Code)

      Area Code and Telephone Number: _______________________________________

      Date: _________________________________________________________________

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